UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2025

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07    Submission of Matters to a Vote of Security Holders.

Portland General Electric Company (the Company) held its 2025 virtual annual meeting of shareholders on April 18, 2025 in Portland, Oregon. The following proposals were voted on at the meeting by the Company’s shareholders:
1.The election of directors;
2.An advisory, non-binding vote to approve the compensation of the Company’s named executive officers; and
3.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

There were 109,503,224 shares of common stock issued and outstanding as of February 18, 2025, the record date for the meeting, with 101,522,606 shares represented at the annual meeting.

Each of the director nominees listed below was elected and the voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-votes
Dawn Farrell	96,116,256	250,140	93,966	5,062,244
Marie Oh Huber	95,922,471	449,390	88,501	5,062,244
Kathryn Jackson, PhD	94,668,313	1,707,696	84,353	5,062,244
Michael Lewis	96,144,489	232,123	83,750	5,062,244
Michael Millegan	95,510,689	863,826	85,847	5,062,244
John O'Leary	96,153,125	224,197	83,040	5,062,244
Patricia Pineda	96,069,902	299,722	90,738	5,062,244
Maria Pope	96,110,798	260,993	88,571	5,062,244
James Torgerson	96,133,947	241,986	84,429	5,062,244

Shareholders approved the compensation of the Company’s named executive officers. There were 94,306,974 votes cast for the proposal, 1,797,961 votes cast against the proposal, 355,427 abstentions, and 5,062,244 broker non-votes.

Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. There were 97,720,087 votes cast for the proposal, 3,692,624 votes cast against the proposal, and 109,895 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	April 23, 2025	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer
3